Exhibit 99.1

XL Fleet Launches Pilot Program with Essential Utilities, Inc. to Electrify its Utility Fleet

Leading Water/Wastewater/Natural Gas Corporation Serving 5 Million People Across 10 States is Deploying XL Fleet’s Hybrid Electric Drive System on its Most Popular GM Fleet Vehicles After Successful Trial

BOSTON, December 11, 2020 – XL Fleet (the “Company”), a leader in vehicle electrification solutions for commercial and municipal fleets, today announced that Essential Utilities, Inc. (“Essential”) (NYSE: WTRG), one of the largest publicly traded water, wastewater and natural gas providers in the U.S., serving approximately 5 million people across 10 states under the Aqua and Peoples brands, is launching a pilot program to electrify its two most popular commercial GM vehicle platforms with the XLH™ hybrid electric drive system.

The initial pilot will include installing an XL Fleet hybrid system onto a GMC Sierra 2500 HD pickup truck and GMC Savanna Express van, two of Essential’s most widely deployed vehicles in its water and natural gas divisions for applications including Customer Service, Field Service, and Distribution. Essential, headquartered in Bryn Mawr, PA, deploys a fleet of approximately 2,500 of these vehicles across 10 states. If the pilot is successful on the first two platforms, Essential plans on electrifying a larger percentage of its fleet with XL Fleet’s hybrid and plug-in hybrid electric drive systems beginning in 2021.

“Essential has a strong and growing commitment to sustainability, and XL Fleet’s hybrid system provides an innovative way for us to reduce emissions without sacrificing the mission-critical performance of our fleet vehicles,” said Charles Stevenson, Vice President of Fleet Operations at Essential. “I personally drove XL Fleet’s hybrid-equipped Silverado 3500 HD demo unit during our preliminary trial and recorded a fuel economy improvement of well over 30%, which is impressive for a vehicle of that size and weight. If this pilot program is successful, we will be able to substantially reduce our fuel costs and lower emissions by scaling our deployment of these vehicles starting next year.”

“XL Fleet’s electrified powertrain technology is a perfect fit for companies like Essential, who are looking to immediately electrify their fleet vehicles, but also have demanding drive cycles and performance requirements that need to be met,” said Brian Piern, Vice President of Sales and Marketing at XL Fleet. “We are excited to be partnering with Essential as they begin their journey toward a more sustainable fleet.”

Business Combination Update

XL Fleet remains on track to complete its previously announced merger agreement with Pivotal Investment Corporation II (NYSE: PIC), a publicly traded special purpose acquisition company, by the end of December 2020. Upon closing, the combined company will be named XL Fleet Corp. and its common stock and warrants will remain listed on the New York Stock Exchange under new ticker symbols, “XL” and “XL WS”, respectively.

On December 8, 2020, Pivotal announced that the U.S. Securities and Exchange Commission has declared effective its registration statement on Form S-4 (as amended, the “Registration Statement”), which includes a definitive proxy statement/prospectus in connection with its annual meeting of stockholders to consider the merger agreement with XL Fleet (the “Annual Meeting”). Pivotal recently announced that the Annual Meeting has been set for December 21, 2020. Stockholders of record as of December 7, 2020 (the “Record Date”) will be eligible to vote at the Annual Meeting.

Pivotal encourages all PIC stockholders to vote “FOR” ALL PROPOSALS in advance of the Annual Meeting scheduled for 9:00 a.m., Eastern Time, on December 21, 2020, by telephone, via the Internet or by signing, dating and returning the proxy card upon receipt by following the easy instructions on the proxy card.

If you have any questions or need assistance voting, please contact D.F. King & Co., Inc., our proxy solicitor, by calling (800) 249-7120 or by email to XLFleet@dfking.com.

About XL Fleet

XL Fleet is a leading provider of vehicle electrification solutions for commercial and municipal fleets in North America, with more than 140 million miles driven by customers such as The Coca-Cola Company, Verizon, Yale University and the City of Boston. XL Fleet’s hybrid and plug-in hybrid electric drive systems can increase fuel economy up to 25-50 percent and reduce carbon dioxide emissions up to 20-33 percent, decreasing operating costs and meeting sustainability goals while enhancing fleet operations. XL Fleet’s electric drive system was named one of TIME magazine’s best inventions of 2019. For additional information, please visit www.xlfleet.com.

About Essential

Essential is one of the largest publicly traded water, wastewater and natural gas providers in the U.S., serving approximately 5 million people across 10 states under the Aqua and Peoples brands. Essential is committed to excellence in proactive infrastructure investment, regulatory expertise, operational efficiency and environmental stewardship. Essential recognizes the importance water and natural gas play in everyday life and is proud to deliver safe, reliable services that contribute to the quality of life in the communities it serves. For more information, visit http://www.essential.co.

About Pivotal Investment Corporation II

Pivotal Investment Corporation II (NYSE: PIC) is a special purpose acquisition company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. On September 18, 2020, Pivotal announced that it had entered into a definitive merger agreement with XL Fleet. Upon closing, the combined company will be named XL Fleet and is expected to remain listed on the New York Stock Exchange under a new ticker symbol, “XL”. For additional information, please visit https://www.pivotalic.com/.

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Pivotal and XL. Pivotal filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus of Pivotal, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF PIVOTAL ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XL, PIVOTAL AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Pivotal as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Pivotal, XL and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Pivotal in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Pivotal’s executive officers and directors in the solicitation by reading Pivotal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Pivotal’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release regarding XL Fleet’s new product offerings, the proposed business combination, including Pivotal’s ability to consummate the transaction, the anticipated timing of the closing of the business combination and benefits of the transaction, and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. These statements may be preceded by, followed by or include the words “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Pivotal’s Annual Report on Form 10-K for the year ended December 31, 2019 under Risk Factors in Part I, Item 1A and in Pivotal’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2020. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Pivotal and XL believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Pivotal nor XL is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Pivotal has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Pivotal’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the parties’ ability to meet the closing conditions to the merger, including approval by stockholders of Pivotal and XL on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger or the PIPE Offering; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; risks associated with XL’s business, including the highly competitive nature of XL’s business and the market for hybrid electric vehicles; litigation, complaints, product liability claims and/or adverse publicity; cost increases or shortages in the components necessary to support XL’s products and services; the introduction of new technologies; privacy and data protection laws, privacy or data breaches, or the loss of data; and the impact of the COVID-19 pandemic on XL’s business, results of operations, financial condition, regulatory compliance and customer experience.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Pivotal’s and XL’s control. While all projections are necessarily speculative, Pivotal and XL believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Pivotal and XL, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Pivotal and is not intended to form the basis of an investment decision in Pivotal. All subsequent written and oral forward-looking statements concerning Pivotal and XL, the proposed transactions or other matters and attributable to Pivotal and XL or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Forward Looking Statements Regarding Essential Utilities, Inc.

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. Essential can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent Essential’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause Essential’s actual results to differ materially from the statements contained in this release. Such forward-looking statements include, but are not limited to statements relating to the capital to be invested by the water, wastewater, and gas distribution divisions of the Company. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including the factors discussed in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, which is filed with the Securities and Exchange Commission. For more information regarding risks and uncertainties associated with Essential’s business, please refer to Essential’s annual, quarterly and other SEC filings. Essential is not under any obligation—and expressly disclaims any such obligation—to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts

For XL Fleet

Media:

Eric Foellmer

(617) 648-8551

efoellmer@xlfleet.com

Investors:

ICR, Inc.

XLFleetIR@icrinc.com

For Pivotal Investment Corporation II

Jonathan Gasthalter/Nathaniel Garnick/Sam Fisher

Gasthalter & Co.

(212) 257-4170

pivotal@gasthalter.com

For Essential

Media:

Dan Lockwood

(856) 981-5497

dmlockwood@aquaamerica.com

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